SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                          Date of Report March 29, 1996


                                    DCX, Inc.
             (Exact name of registrant as specified in its charter)


  Colorado                           0-14273                    84-0868815
(State of                          (Commission                (IRS Employer
incorporation)                      File Number)            Identification No.)



3002 North State Highway 83, Franktown, CO                         80116-0569
(Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (303) 688-6070





                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5, Other Events.

The Company reports that on March 29, 1996 it extended the closing date of its private offering memorandum, dated February 1, 1996, to close of business on April 30, 1996.

The Company also reports that on April 2, 1996 it set the record date for shareholders to vote at the annual meeting. Shareholders of record at the close of business on April 30, 1996 will be eligible to vote. The date for the annual meeting of shareholders has been set for 2:00 PM on Friday, June 7, 1996, at the Company's executive offices at 3002 North State Highway 83, Franktown, Colorado 80116. Shareholders will elect a board of four directors and vote on such other matters as may properly come before the meeting or any adjournment thereof.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DCX, Inc.
                                         (Registrant)



April 2, 1996                       /S/  FREDERICK G. BEISSER
                                  ---------------------------------------------
                                               (Signature)

                                           Frederick G. Beisser
                                 Secretary, Treasurer & Chief Financial Officer


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